EXHIBIT 32

SOMERSET INTERNATIONAL GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Certification Pursuant To

18 U.S.C. Section 1350,

As Adopted Pursuant To

Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Somerset International Group, Inc. (the “Company”) on Form 10-QSB for the nine months ending September 30, 2007 as filed with the Securities and Exchange Commission (the “Report”), I, John X. Adiletta, President, Chief Executive Officer, and Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

Such Quarterly Report on Form 10-QSB for the period ending September 30, 2007, fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2.

The information contained such Quarterly Report on Form 10-QSB for the period ending September 30, 2007 fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company.

November 14, 2007	By:	/s/ John X. Adiletta
John X. Adiletta
Chief Executive Officer
Chief Financial Officer